FINANCE INCOME AND FINANCE EXPENSES	6 Months Ended
Jun. 30, 2026
Disclosure Of Finance Income And Expenses [Abstract]
FINANCE INCOME AND FINANCE EXPENSES	FINANCE INCOME AND FINANCE EXPENSES

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Foreign exchange gain	477	4,376	901	8,234
Gain on early settlement of deferred consideration	326	—	326	—
Interest income	32	54	46	90
Total finance income	835	4,430	1,273	8,324

Finance expense consists of the following:
Foreign exchange loss	665	345	888	435
Unwinding of deferred consideration	556	—	1,239	211
Interest expense on lease liabilities	75	78	156	152
Interest expense on borrowings(1)	2,531	1,685	4,999	3,689
Cash flow hedge - ineffective portion of changes in fair value – (gain) loss (Note 4)	(30)	11	—	11
Other finance results(2)	158	199	325	321
Total finance expenses	3,955	2,318	7,607	4,819
Net finance (expense) income	(3,120)	2,112	(6,334)	3,505
(1) Interest expense on borrowings is partially offset by the net interest income of $280 and $567 for the three and six months ended June 30, 2026, respectively, and $414 for each of the three and six months ended June 30, 2025 from the settlements of the derivative financial instrument used to hedge liabilities.
(2) Included within Other finance results are amounts of $130 and $264 for the three and six months ended June 30, 2026, respectively, and $59 and $161 for the three and six months ended June 30, 2025, respectively, relating to bank fees that were fully settled in cash.

Foreign exchange gain and loss of the Company are comprised of translation gains of balances of monetary assets and liabilities denominated in currencies other than each entity’s functional currency, and related to loan, cash and cash equivalents and intercompany balances. For the three and six months ended June 30, 2026, the foreign exchange gain included $198 and $1,902, respectively, that has been recycled from the accumulated hedging reserve to profit or loss in relation to the CCIRS designated as a cash flow hedge (Note 3). For the three and six months ended June 30, 2025, the foreign exchange gain is presented net of an amount of $2,024 that has been recycled from the accumulated hedging reserve to profit or loss in relation to the same instrument.

The gain on early settlement of deferred consideration is associated with the early settlement of 30% of the 2026 performance amount payable in connection with the OddsJam Acquisition (the "Early Election"), with the cash consideration paid across April and May 2026. The cash portion was discounted at an effective rate of 9.21% (10% annualized on a 365-day basis, for the actual days between the Early Election and the original due date of April 1, 2027). The gain represents the difference between the carrying amount of $10,761 for the 30% tranche settled (derecognized upon settlement) and the $10,435 cash consideration paid. The remaining deferred consideration payable in connection with the OddsJam Acquisition continues to be subject to unwinding of discount.

The unwinding of deferred consideration is associated with the unwinding of the discount applied to the valuation of the deferred consideration for the OddsJam Acquisition during the three and six months ended June 30, 2026. The Company expects to incur financial expenses related to the deferred consideration payable in connection with the OddsJam Acquisition until March 2027.
The unwinding of deferred consideration is associated with the unwinding of the discount applied to the valuation of the deferred consideration for the acquisition of the Freebets.com Assets during the six months ended June 30, 2025. The final deferred consideration amount for the acquisition of the Freebets.com Assets was paid in April 2025, and as a result, the Company will not incur further expenses related to this transaction.